                       MANAGEMENT STOCK EXCHANGE AGREEMENT

                  [AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT]


          This Amendment No. 3 to Stock Purchase Agreement ("Amendment") is made and entered into as of December 11, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Holdings Corporation, a Delaware corporation ("Holdings"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Talbert Health Services Corporation, a Delaware corporation ("THSC"), Kathryn M. Adair, Gloria L. Austin, Larry L. Georgopolous, Gary E. Goldstein, M.D., Richard D. Jacobs, Jack
D. Massimino, Barbara C. McNutt, Kenneth S. Ord, Westcott W. Price III, Walter
R. Stone, Margaret Van Meter, and Michael J. Weinstock. Defined terms not defined herein shall have the meanings assigned to them in the Stock Purchase Agreement (as defined below).

          WHEREAS, FHP, the Company, THSC and the Management Investors are parties to that certain Stock Purchase Agreement dated as of March 15, 1996, as amended on May 31, 1996 and September 17, 1996 (the "Stock Purchase Agreement").

          WHEREAS, in connection with FHP's merger (the "FHP Merger") with PacifiCare Health Systems, Inc., FHP intends to sell its holdings of common stock of the Company and THSC to Holdings, which has been formed by FHP for the purpose of acquiring all of the capital stock of the Company and THSC.

          WHEREAS, concurrently with the FHP Merger, Holdings will distribute rights to purchase common stock of Holdings (the "Holdings Stock") to the common and preferred stockholders of FHP pursuant to a registration statement on Form S-1 (the "Offering").

          WHEREAS, the Management Investors collectively own 232,500 shares of TMMC Stock and 42.75 shares of THSC Stock.

          WHEREAS, the Management Investors desire to sell their TMMC Stock and THSC Stock for the consideration described herein, including the Holdings Stock.

          WHEREAS, the FHP, the Company, THSC and the Management Investors desire to amend the Stock Purchase Agreement in these and certain other respects as set forth below.

          NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the parties hereby agree as follows:

1.   EXCHANGE OF TMMC STOCK AND THSC STOCK FOR HOLDINGS STOCK.

          The Management Investors hereby exchange, assign, transfer and convey to FHP all of their right, title and interest in and to, and their ownership of, the TMMC Stock and THSC Stock in exchange for 232,500 shares of Holdings Stock, distributed as to each Management Investor in a ratio of one (1) share of Holdings Stock for one (1) share of TMMC Stock plus 42.75/232,500 share of THSC Stock owned by each such Management Investor as set forth in the Management Investor Schedules (as such Management Investor Schedules have been adjusted to reflect the reverse stock-split of the Company effected on September 17, 1996). The Holdings Stock received by each such Management Investor will be referred to as "Holdings Management Stock."

2.   CLOSING.

          The exchange of TMMC Stock and THSC Stock for Holdings Stock as contemplated by this Amendment (the "Closing") will take place at the same place and on the same day as the closing of the FHP Merger.

3.   CLOSING DELIVERIES.

          (a) BY THE MANAGEMENT INVESTORS. At the Closing, the Management Investors will deliver to Holdings certificates evidencing the TMMC Stock and THSC Stock. Each certificate will be properly endorsed for transfer to or accompanied by a duly executed stock power in favor of Holdings and will be in a form acceptable for transfer on the books of TMMC and THSC.

          (b) BY HOLDINGS. At the Closing, the Holdings will deliver to the Management Investors certificates evidencing the Holdings Stock. Each certificate will be properly endorsed for transfer to or accompanied by a duly executed stock power in favor of each Management Investor and will be in a form acceptable for transfer on the books of Holdings.

4.   AMENDMENTS TO STOCK PURCHASE AGREEMENT.

          a. Section 2 of the Stock Purchase Agreement is hereby amended as follows:

               i. The second sentence of Section 2.1 of the Stock Purchase Agreement is hereby amended by deleting the phrase "(the "THSC Management Stock", with the TMMC Management Stock and the THSC Management Stock collectively referred to herein as the "Management Stock")" and replacing it with the phrase "(the "THSC Management Stock", with the TMMC Management Stock exchanged for 232,500 shares of the common stock ("Holdings Common Stock") of Talbert Medical Management Holdings Corporation ("Holdings") (the "Holdings Management Stock"))."

               ii. The third sentence of Section 2.1 of the Stock Purchase Agreement is hereby amended to read as follows:

          "Stock certificates evidencing the Holdings Management Stock, in addition to blank stock powers executed by each Management Investor, shall be held by the Assistant Secretary of Holdings (the "Escrow Holder"), and shall continue to be held by the Escrow Holder for the periods set forth in
     Section 3 below, subject to the rights and limitations set forth in this Agreement."

          b. All references to "Management Stock" in the Stock Purchase Agreement are hereby amended to read "Holdings Management Stock."

          c.  Section 5 of the Stock Purchase Agreement is amended as follows:

               i. All references to "the Company" in section 5.1 are hereby amended to also be references to Holdings.

               ii. Section 5.3(a) of the Stock Purchase Agreement is hereby amended to read as follows:

               "If Holdings fails to meet the Financial Goal, as adjusted, for the fiscal year 1996, as approved by the Audit Committee of the FHP Board of Directors in accordance with the procedures outlined in
          Section 5.3(d) below, FHP shall have the option to purchase from each Management Investor that portion of the Management Stock with respect to which the Restrictions lapsed on July 1, 1996 comprising 20% of the total amount of such Management Stock."

               iii. Section 5.3(b) of the Stock Purchase Agreement is hereby amended to read as follows:

               "If Holdings fails to meet the Financial Goal, as adjusted, for the fiscal year 1997, as approved by the Audit Committee of FHP's Board of Directors (the "Audit Committee") in accordance with the procedures outlined in Section 5.3(d) below, FHP shall have the option to purchase from each Management Investor that portion of the Management Stock with respect to which the Restrictions lapsed on July 1, 1997 comprising 20% of the total amount of such Management Stock."

               iv. All references to "the Company" in Section 5.3 are hereby amended to be read "Holdings."

          d. All references to "TMMC Common Stock or THSC Common Stock" in Sections 6 and 7 of the Stock Purchase Agreement are hereby amended to read "Holdings Common Stock."

          e. Section 8 of the Stock Purchase Agreement is hereby amended to read as follows:

               "8. WITHHOLDING. The Management Investors acknowledge that Holdings, the Company, FHP or THSC, as appropriate, may withhold compensation (in cash, or, at the option of Holdings, the Company, FHP or THSC, as appropriate, in stock) to satisfy all applicable federal, state and local income, employment and other tax withholding requirements."

          f. All references to "the Company" in section 12 are hereby amended to be references to Holdings. All references to "Outstanding Company Common Stock" are hereby amended to be references to "Outstanding Holdings Common Stock" and all references to "Outstanding Company Voting Securities" are hereby amended to be references to "Outstanding Holdings Voting Securities."

5.   OTHER AGREEMENTS REGARDING THE STOCK PURCHASE AGREEMENT.

          a. The parties to this agreement hereby agree that the Holdings Stock acquired herein by the Management Investors falls within the definition of "Additional Securities" as such term is defined in the Stock Purchase Agreement, and is subject to the same conditions as the TMMC Stock and THSC Stock with respect to which they were exchanged.

          b. The parties hereby agree that the Offering is a distribution to the public which triggers the expiration of the "Drag-Along Rights" and "Tag-Along Rights" contained in Section 6 of the Stock Purchase Agreement and the "Right of First Refusal" contained in Section 10.1 of the Stock Purchase Agreement.

          c. The parties hereby agree that the Registration Rights in Section 7 of the Stock Purchase Agreement will not be exercisable in connection with the Offering or in connection with an offering by FHP pursuant to its shelf registration rights.

          d. The parties hereby agree that the restrictions on transfer of the Management Stock contained in Section 10 of the Stock Purchase Agreement will not prevent any transactions contemplated by this Amendment.

6. NOTICES. Notices and other communications provided for herein or in the Stock Purchase Agreement shall be in writing (including wire, telex, telecopy or similar writing) and shall be sent, delivered, telexed or telecopied, if to Holdings, to:

                    Talbert Medical Management Holdings Corporation 3540 Howard Way
                    Costa Mesa, CA  92626-1417
                    Attn:  President
                    Telecopier: (714) 436-4860
                    with copies to:

                    O'Melveny & Myers LLP
                    400 South Hope Street
                    Los Angeles, CA  90071
                    Attn:  C. James Levin, Esq.
                    Telecopier: (213) 669-6407

7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Delaware, without reference to its conflicts of law rules.

8. NO OTHER AMENDMENTS. The Stock Purchase Agreement, as amended previously and by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as provided herein, nothing in this Amendment shall waive or be deemed to waive or modify (except as expressly set forth herein) any rights or obligations of any of the parties under the Stock Purchase Agreement.

9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original but all of which together will constitute but one instrument.


                  [remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

                    FHP International Corporation,
                    a Delaware corporation


                    By:  /s/ Burke F. Gumbiner
                         ------------------------------
                         Burke F. Gumbiner
                         Senior Vice President


                    Talbert Medical Management Corporation,
                    a Delaware corporation


                    By:  /s/ Michael A. Montevideo
                         ------------------------------
                    Name:  Michael A. Montevideo
                    Title: Assistant Treasurer


                    Talbert Health Services Corporation,
                    a Delaware corporation


                    By:  /s/ Michael A. Montevideo
                         ------------------------------
                    Name:  Michael A. Montevideo
                    Title: Assistant Treasurer


                    Talbert Medical Management Holdings Corporation a Delaware corporation


                    By:  /s/ Michael A. Montevideo
                         ------------------------------
                    Name:  Michael A. Montevideo
                    Title: Assistant Treasurer

/s/ Kathryn M. Adair                                /s/ Jack D. Massimino
-----------------------------                       ----------------------------
Kathryn M. Adair                                    Jack D. Massimino


/s/ Gloria L. Austin                                /s/ Barbara C. McNutt
-----------------------------                       ----------------------------
Gloria L. Austin                                    Barbara C. McNutt


/s/ Larry L. Georgopolous                           /s/ Westcott W. Price III
-----------------------------                       ----------------------------
Larry L. Georgopolous                               Westcott W. Price III


/s/ Gary E. Goldstein, M.D.                         /s/ Walter R. Stone
-----------------------------                       ----------------------------
Gary E. Goldstein, M.D.                             Walter R. Stone


/s/ Richard D. Jacobs                               /s/ Margaret Van Meter
-----------------------------                       ----------------------------
Richard D. Jacobs                                   Margaret Van Meter


/s/ Kenneth S. Ord                                  /s/ Michael J. Weinstock
-----------------------------                       ----------------------------
Kenneth S. Ord                                      Michael J. Weinstock


                                       S-2